Exhibit 10.1 Execution Version

AMENDMENT NO. 3 TO
SECURITIES PURCHASE AND SALE AGREEMENT

THIS AMENDMENT NO. 3 TO SECURITIES PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of November 18, 2010, is made by and among CAPRIUS, INC., a Delaware corporation (“Caprius”), M.C.M. ENVIRONMENTAL TECHNOLOGIES, INC., a Delaware corporation (“M.C.M.”), M.C.M. ENVIRONMENTAL TECHNOLOGIES LTD., an Israeli corporation (“M.C.M. Israel”) (Caprius, M.C.M. and M.C.M. Israel may be individually referred to as a “Borrower” and collectively referred to as the “Borrowers”), and VINTAGE CAPITAL GROUP, LLC, a Delaware limited liability company (together with its successors and assigns, the “Purchaser”).

R E C I T A L S

WHEREAS, the Borrowers and the Purchaser are parties to that certain Securities Purchase and Sale Agreement, dated as of September 16, 2009, (as amended (including, without limitation, by that certain Amendment No. 1 to Securities Purchase and Sale Agreement, dated as of September 8, 2010 (“Amendment No. 1”) and that certain Amendment No. 2 to Securities Purchase and Sale Agreement, dated as of November 4, 2010 (“Amendment No. 2”), restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”);

WHEREAS, the Borrowers and the Purchaser have agreed to amend the Purchase Agreement as set forth herein; and

WHEREAS, capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement, Amendment No. 1 and Amendment No. 2, as applicable.

A G R E E M E N T

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.           Amendments to Purchase Agreement.  Effective upon the Amendment No. 3 Effective Date, the Purchase Agreement is hereby amended as follows.

(a)           Section 1.1 of the Purchase Agreement is hereby amended by deleting the definition of “Subsequent Term Maximum Availability” in its entirety and replacing it with the following:

““Subsequent Term Maximum Availability” shall mean Five Million Dollars ($5,000,000) (exclusive of Capitalized Obligations incurred by the Borrowers prior to, on or following the Amendment No. 1 Effective Date).”

(b)           Section 1.1 of the Purchase Agreement is hereby amended by inserting the following new definitions in their proper alphabetical order:

““Amendment No. 3” means that certain Amendment No. 3 to Securities Purchase and Sale Agreement, dated as of November 18, 2010, by and among the Borrowers and the Purchaser.”

““Amendment No. 3 Effective Date” has the meaning ascribed thereto in Amendment No. 3.”

2.           Conditions Precedent to Effectiveness.  This Amendment shall be effective upon the first day that all of the following are satisfied (the “Amendment No. 3 Effective Date”):

(a)           The Purchaser’s receipt of a counterpart hereof duly executed by the Borrowers; and

(b)           The representations and warranties of the Borrowers contained in this Amendment and the Purchase Agreement shall be true and correct.

3.           Representations and Warranties of the Borrowers.  Each Borrower makes the following representations and warranties to the Purchaser, each and all of which shall survive the execution and delivery of this Amendment:

(a)           This Amendment has been executed and delivered by duly authorized representatives of each Borrower, and the Purchase Agreement, as modified and amended by this Amendment, constitutes a legal, valid and binding obligation of such Borrower, and is enforceable against such Borrower in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally;

(b)           After giving effect to this Amendment, no Default or Event of Default has occurred or is continuing other than the Specified Events of Default; and

(c)           After giving effect to this Amendment, all of the representations and warranties of the Borrowers contained in the Purchase Agreement continue to be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” or “Material Adverse Change” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” or “Material Adverse Change” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date.

4.           No Waivers.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of the Specified Events of Default or any other Default or Event of Default or any right, power or remedy of the Purchaser under the Purchase Agreement or any of the other Investment Documents, nor constitute a waiver of any provision of the Purchase Agreement or any of the other Investment Documents, whether arising as a result of the Specified Events of Default or any other Default or Event of Default or otherwise.  This Amendment shall not constitute a modification of the Purchase Agreement or a course of dealing between the Borrowers, on the one hand, and the Purchaser, on the other hand, at variance with the Purchase Agreement such as to require further notice by the Purchaser to the Borrowers to require strict compliance with the terms of the Purchase Agreement and the other Investment Documents in the future, except as expressly set forth herein. Each Borrower acknowledges and expressly agrees that the Purchaser reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Purchase Agreement and the other Investment Documents and reserves and preserves its rights, remedies and powers with respect to the Specified Events of Default and any other Default or Event of Default which may now exist or hereafter arise under the Investment Documents.  No Borrower has knowledge of any challenge to the Purchaser’s rights arising under the Investment Documents or the effectiveness of the Investment Documents.

5.           Effect on Investment Documents.

(a)           The Purchase Agreement, as amended hereby, and each of the other Investment Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects.

(b)           Upon and after the effectiveness of this Amendment, each reference in the Purchase Agreement to “this Agreement,” “hereunder,” “herein,” “hereof” or words of like import referring to the Purchase Agreement, and each reference in the other Investment Documents to “the Purchase Agreement,” “thereunder,” “therein,” “thereof” or words of like import referring to the Purchase Agreement, shall mean and be a reference to the Purchase Agreement as modified and amended hereby.

(c)           To the extent that any terms and conditions in any of the Investment Documents shall contradict or be in conflict with any terms or conditions of the Purchase Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Purchase Agreement as modified or amended hereby.

(d)           This Amendment is an Investment Document.

6.           Fees, Costs and Expenses.  The Borrowers jointly and severally agree to pay on demand all fees, costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees, costs and expenses of counsel for the Purchaser with respect thereto and with respect to advising the Purchaser as to its rights and responsibilities hereunder and thereunder.  The Borrowers acknowledge and agree that they shall be deemed to have requested an Advance on the Amendment No. 3 Effective Date in an amount equal to all such fees, costs and expenses for which the Purchaser has received an invoice on or before such date.

7.           Counterparts.  This Amendment may be executed in any number of separate counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or electronic mail shall be deemed an original signature hereto.

8.           GOVERNING LAW.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AMENDMENT, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT AND THE OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

[The remainder of the page is intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

BORROWERS: CAPRIUS, INC.

By:	/s/ Dwight Morgan
	Name:	Dwight Morgan
	Title:	Chief Executive Officer

M.C.M. ENVIRONMENTAL TECHNOLOGIES, INC.

By:	/s/ Dwight Morgan
	Name:	Dwight Morgan
	Title:	Chief Executive Officer

M.C.M. ENVIRONMENTAL TECHNOLOGIES LTD.

By:	/s/ George Aaron
	Name:	George Aaron
	Title:	Chairman

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO
SECURITIES PURCHASE AND SALE AGREEMENT]

PURCHASER: VINTAGE CAPITAL GROUP, LLC

By:	/s/ Fred C. Sands
	Name:	Fred C. Sands
	Title:	Chairman

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO
SECURITIES PURCHASE AND SALE AGREEMENT]